                                                ACTIVE LINK COMMUNICATIONS, INC.
                                                                     FORM 10-KSB
                                                                EXHIBIT 10 (n.2)

The securities represented by this Warrant and issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or under the provisions of any applicable state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the 1933 Act, and under any applicable state securities laws. These securities and the securities issued upon exercise hereof may not be sold, pledged, transferred or assigned, nor may this Warrant be exercised, except in a transaction which is exempt under the provisions of the 1933 Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, the Company may request an opinion of counsel satisfactory to the Company that such transaction does not require registration of any such securities.

             VOID AFTER 3:00 P.M. MOUNTAIN TIME ON FEBRUARY 20, 2007

               WARRANT TO PURCHASE 250,000 SHARES OF COMMON STOCK

                        ACTIVE LINK COMMUNICATIONS, INC.

No. W-02-DLH

         FOR VALUE RECEIVED, Active Link Communications, Inc. (the "Company"), a Colorado corporation with its principal offices located at 7388 South Revere Parkway, Suite 1000, Englewood, CO 80112, hereby certifies that Donnette L. Hall (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time, or from time to time during the period commencing on the date hereof and expiring at 3:00 p.m. Mountain Time, on February 20, 2007 (the "Expiration Date"), up to Two Hundred Fifty Thousand (250,000) fully paid and non-assessable shares of the Company's Common Stock (the "Warrant Stock") at a price of $.80 per share (the "Exercise Price"). The number of shares of Warrant Stock and the Exercise Price may be adjusted from time to time as hereinafter set forth.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

         1. Exercise of Warrant.

               1.1 Exercise Procedures. Subject to the limitations set forth below in this Section 1 and in Section 6 hereof, this Warrant may be exercised in whole or in part, during the period expiring at 3:00 p.m. Mountain Time on the Expiration Date or, if such day is a day on which banking institutions in Denver, Colorado are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. As soon as practicable after each such exercise of the Warrants the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Stock, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the transfer agent of the Company, if any, at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Warrant Stock shall not then be actually delivered to the Holder. The Holder shall pay any and all documentary, stamp or similar issue or transfer taxes and fees payable in respect of the issue or delivery of shares of Warrant Stock on exercise of this Warrant.

         1.2 Conversion Right.

         The Holder shall have the right (the "Conversion Right") to convert this Warrant into shares of the Company's Common Stock as provided in this
Section 1.2 at any time or from time to time prior to the Expiration Date.

               a. Upon exercise of the Conversion Right with respect to a particular number of shares of Warrant Stock (the "Conversion Shares"), the Company shall deliver to the Holder, without payment by the Holder of any Exercise Price or any cash or other consideration, that number of shares equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Conversion Shares by the Current Market Price (as hereinafter defined) of a single Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Conversion Shares shall be determined by subtracting the Exercise Price of one share from the Current Market Price of one share and multiplying the remainder by the number of Warrants being converted. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder the net amount in cash equal to the Current Market Price of the resulting fractional share.

                  b. The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Company or at the office of the Company's transfer agent, if any, together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares of Warrant Stock subject to the Warrant which are being surrendered (referred to in subparagraph 1.2(a) above as the Conversion Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant, or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date. Certificates for the shares issuable upon exercise of the Conversion Right, together with a check in payment of any fractional amount and, in the case of a partial exercise a new Warrant evidencing the Warrant Stock remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within seven days following the Conversion Date.

               c. The "Current Market Price" shall be determined as follows:

                  (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the National Market System or the Small Cap Market of the automated quotation service operated by The Nasdaq Stock Market, Inc. ("Nasdaq"), the current value shall be the last reported sale price of that security on such exchange or system on the day for which the current market price is to be determined or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

                  (2) If the Common Stock is not so listed or quoted or admitted to unlisted trading privileges, the Current Market Value shall be the average of the last reported highest bid and lowest asked prices quoted on the Nasdaq Electronic Bulletin Board, or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day for which the Current Market Price is to be determined; or

                  (3) If the Common Stock is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the Current Market Price shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company.

         2. Fractional Shares. The Company shall not be required to issue a fractional share upon the exercise of this Warrant, but rather the aggregate number of shares issuable will be rounded up or down to the nearest full share.

         3. Limitation on Transfer. Subject to the provisions of Sections 6 and 7 hereof, any assignment or transfer of this Warrant shall be made by presentation and surrender of this Warrant to the Company at its principal office or at the office of its transfer agent, if any, accompanied by a duly executed Assignment Form. Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the new Holder a new Warrant, in the name of the new Holder as named in the Assignment Form, and the Warrant presented or surrendered shall at that time be cancelled.

         4. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         5. Restrictions on Exercise Imposed by Federal and State Securities Laws. Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered under the 1933 Act or under the securities laws of any state. The Holder acknowledges that, upon exercise of this Warrant, the securities to be issued upon such exercise may come under applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. With respect to any such securities, this Warrant may not be exercised by, and securities shall not be issued to, any Holder in which such exercise would be unlawful. As a condition to exercise, the Company may require the Holder to sign a representation letter confirming compliance with this Agreement and applicable federal and state securities laws and other applicable laws, and may require the Holder to provide an opinion of counsel that the exercise and issuance of the Warrant Stock will not violate law, such counsel and such opinion to be satisfactory to the Company and its counsel.

         6. Transfer to Comply With the 1933 Act. This Warrant and any Warrant Stock may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows:

               (1) To a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 7 with respect to any resale or other disposition of such securities, or

               (2) To any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

         7. Legend. Unless the shares of Warrant Stock have been registered under the 1933 Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend, as well as any other legends necessary to comply with applicable state and federal laws for the issuance of such shares:

                  The shares represented by this Certificate have not been registered under the United States Securities Act of 1933, as amended ("the 1933 Act") or any state securities laws and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The shares may not be offered for sale, sold, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act the availability of which is to be established to the satisfaction of the Company. If the shares are to be sold or transferred pursuant to an exemption from the registration requirements the Company may require a written opinion of counsel, satisfactory to counsel for the Company, to the effect that registration is not required and that such transfer will not violate the 1993 Act or any other applicable securities laws.

         8. Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, sent by facsimile, delivered personally or within three days after mailing when mailed by certified or registered mail, return receipt requested, at the address of such party as set forth on the first page, or at such other address of which the Company or Holder has been advised by notice hereunder.

         9. Applicable Law. This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Colorado.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                         ACTIVE LINK COMMUNICATIONS, INC.,
                                         a Colorado corporation



Dated:  February 21, 2002                By:
                                            -----------------------------------
                                                   Authorized Officer